UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On July 14, 2019, Callon Petroleum Company (“Callon” or the “Company”) and Carrizo Oil & Gas, Inc. (“Carrizo”) entered into an Agreement and Plan of Merger, pursuant to which Callon agreed to acquire Carrizo in an all-stock transaction (the “Proposed Transaction”). On August 20, 2019, Callon filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which also served as a draft of the joint proxy statement/prospectus to be sent to Callon’s stockholders to solicit stockholder approval of certain matters related to the Proposed Transaction, and on October 9, 2019, Callon filed with the SEC the definitive joint proxy statement/prospectus. On October 9, 2019, the members of Callon’s board of directors were named as defendants in a purported stockholder class action filed in the Delaware Court of Chancery (the “Court”) by one of the Company’s stockholders. The suit is captioned Davis v. Flury, et al., C.A. No. 2019-0811-JTL. The complaint alleged that Callon’s directors breached their fiduciary duties of care, loyalty, good faith and/or disclosure by failing to disclose to Callon’s stockholders all material information necessary to make an informed decision regarding the Proposed Transaction. Among other remedies, the Plaintiff sought to hold Callon’s directors liable for allegedly breaching their fiduciary duties. After the complaint was filed, and without admitting that the allegations in the complaint had any merit, the Company determined to include additional disclosures concerning the Proposed Transaction in a Form 8-K filed with the SEC on November 5, 2019, to moot Plaintiff’s claims. On November 11, 2019, Plaintiff filed a notice and proposed order to voluntarily dismiss the claim. On January 22, 2020, the Court approved a notice under which the Plaintiff voluntarily dismissed the action with prejudice as to himself only, but without prejudice as to any other putative class member. The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the supplemental disclosures included in the Form 8-K filed on November 5, 2019. Without admitting that the allegations in the complaint had any merit, the Company subsequently agreed to pay $125,000 to Plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the action. The Court has not been asked to review, and will pass no judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company (Registrant)

February 14, 2020	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer